Exhibit 99.9

                              EMPLOYMENT AGREEMENT
                               (Edward W. Pickett)

      This Employment Agreement (this "Agreement") is entered into effective as of the 1st day of November, 2005, by and between Techsphere Systems International, Inc. a Georgia corporation ("Company"), and Edward W. Pickett ("Employee").

      WHEREAS, Company is engaged in the business of designing, developing, manufacturing, and marketing UAV's and other aerospace products; and

      WHEREAS, Company desires to retain the services of Employee in the capacity of Vice President.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

      1. Employment. Company agrees to employ Employee and Employee agrees to accept employment with Company subject to the conditions herein.

      2. Term. Subject to the provisions of Section 5, the term of this Agreement shall commence on the date hereof and shall continue for a period of one (1) year from such date. At the expiration of the original one-year period, the term of this Agreement shall be automatically renewed for successive one year periods unless fourteen (14) days prior written notice to the contrary is given by Company or Employee to the other. The term of this Agreement is referred to herein as the "Employment Term." Notwithstanding anything to the contrary, this is an agreement for employment at-will and may be terminated immediately by either party with or without cause.

      3. Duties and Responsibilities.

            (a) Subject to the direction of the president of Company to hire and remove officers, Employee shall serve Company as Vice President (or in such other office as the Company may determine) and shall perform, faithfully and diligently, the supervisory and management services and functions relating to such office or otherwise reasonably incident to such office as may be designated from time to time by the president; provided, however, that all such services and functions shall be reasonable and within Employee's area of expertise.

            (b) Employee shall, during the Employment Term, devote such of his entire time, attention, energies and business efforts to his duties as an employee of Company as are reasonably necessary to carry out such duties. Employee shall not, during the Employment Term, engage in any other business activity (regardless of whether such business activity is pursued for gain, profit or other pecuniary advantage) if such business activity would materially impair Employee's ability to carry out his duties hereunder.

      4. Compensation and Other Benefits. As compensation for his services under the terms of this Agreement:

            (a) Base Salary. Commencing on the effective date of this Agreement, Employee shall be paid an annual salary of not less than SIXTY FIVE THOUSAND DOLLARS ($65,000), payable in accordance with the standard payroll policies of Company. Such annual salary is herein referred to as the "Base Salary." The Base Salary shall be reviewed annually by the Company and shall be subject to adjustment based upon Employee's performance.

            (b) Employee shall be eligible to participate in Company's 401(k) program after completing one year of service to Company.

            (c) Benefits. Company shall maintain health insurance for Employee. Employee shall be responsible for the cost of health insurance coverage for a spouse and any dependents.

            (d) Vacations. Employee shall be entitled to two weeks of vacation after one year of service to Company. Employee shall accrue one additional day of vacation for each year of service thereafter.

            (e) Bonus. Company shall create a bonus pool ("Bonus Pool"). The Bonus Pool shall be equal to seven and one half percent (7.5%) of the Company's net profit. Employee shall be entitle to his pro-rata share of the Bonus Pool based upon his Base Salary in relationship to the sum total of the Base Salaries of all of the other Company employees entitle to claim part of the Bonus Pool. Dispersments from the Bonus Pool shall be made thirty (30) days after the closing of the Company's accounting year.

            (f) Modifications. Company reserves the right to amend the Benefits Plan and Bonus Plan as it deems necessary.

            (g) Stock. Company shall issue to Employee options to purchase shares of Company stock (Shares) in accordance with the Company Stock Option Plan. The ownership of the Shares is subject to the conditions outlined in the Company Stock Option Plan and section 14 of this Agreement.

      5. Termination of Employment.

            (a) For Due Cause. Nothing herein shall prevent Company from terminating Employee, without prior notice, for Due Cause, in which event Employee shall be entitled to receive his Base Salary on a pro rata basis to the date of termination and all compensation and benefits described in this Agreement shall then cease. The term "Due Cause" shall mean:

                  (i) Employee has committed a material breach of this Agreement, a misappropriation of funds, or other willful serious act against Company or any of its Affiliates (as defined hereunder) intending to enrich himself at the expense of Company or any of its Affiliates, or has been convicted of a felony,

                  (ii) Employee has engaged in conduct that has caused demonstrable and serious injury, monetary or otherwise, to Company or any of its Affiliates as evidenced by a binding and final judgment, order, or decree of a court or administrative agency of competent jurisdiction in effect after exhaustion of all rights of appeal of the action, suit, or proceeding, whether civil, criminal, administrative, or investigative,

                  (iii) Employee, in carrying out his duties hereunder, has been guilty of willful gross neglect or willful gross misconduct, resulting in either case in material harm to Company or any of its Affiliates, or

                  (iv) Employee has refused to carry out his duties in gross dereliction of duty and, after receiving notice to such effect from the Board of Directors, Employee fails to cure the existing problem within 30 days.

For purposes of this Agreement, "Affiliate" shall mean any individual or any corporation, partnership, association, limited liability company, or other entity that directly or indirectly through one or more intermediary's controls, or is controlled by, or is under common control with Company.

            (b) Upon Death. In the event of the death of Employee, this Agreement shall terminate on the date of death and the estate of Employee shall be entitled to Employee's Base Salary and any additional incentive or bonus compensation apportioned to the date of death and all compensation described in this Agreement shall then cease. In the event any of Employee's immediate family members are covered under any group sickness, accident, dental and health insurance plan maintained by Company at the date of Employee's death, Company shall maintain and provide all payments with respect to such coverages for a period of twelve months.

            (c) Upon Disability. In the event Employee suffers a disability (as hereinafter defined), this Agreement shall terminate on "the date on which the disability occurs" (as hereinafter defined) and Employee shall be entitled to his Base Salary apportioned to the date on which the disability occurs and all compensation and benefits described in this Agreement shall then cease.

            (d) Voluntary Termination. Employee may voluntarily terminate his employment under this Agreement at any time by providing at least fourteen (14) days' prior written notice to Company. In such event, Employee shall be entitled to receive his Base Salary until the date his employment terminates and all compensation and benefits described in this Agreement shall then cease.

            (e) Without Due Cause. Anything in this Agreement to the contrary notwithstanding, this Agreement and Employee's employment hereunder may be terminated by Company without Due Cause by providing Employee with fourteen (14) days notice of such termination. Employee's employment shall be interpreted as employment-at-will.

      6. Acknowledgements by Employee. Employee acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, and intellectual character; (b) Company's business is national in scope and its services are marketed throughout the United States; and (c) Company competes with other businesses that are or could be located in any part of the United States.

      7. Non-Compete and Non-Solicitation Covenants of Employee.

            (a)   Covenants.   During  the   Employment   Term  and  during  the
Post-Employment Period (defined below), Employee covenants that he will not, directly or indirectly:

                  (i) engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend Employee's name or any similar name to, lend Employee's credit to or render services or advice to, any business whose products, services, or activities compete in whole or in part with the products, services, or activities of Company anywhere within the Applicable Geographic Area (as defined below); provided, however, that Employee may purchase or otherwise acquire less than five percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

                  (ii) whether for  Employee's own account or for the account of any other person, solicit business of the same or similar type being carried on by Company, from any person known by Employee to be a customer of Company, whether or not Employee had personal contact with such person during and by reason of Employee's employment with Company; and

                  (iii) whether for Employee's own account or the account of any other person, (A) solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any person who is or was an employee of Company at any time during the Employment Term or in any manner induce or attempt to induce any employee of Company to terminate his employment with Company; or (B) interfere with Company's relationship with any person, including any person who at any time during the Employment Term was an employee, contractor, supplier, or customer of Company.

            (b) Post-Employment Period. For purposes of this Section 7, the term "Post-Employment Period" means, (i) with respect to the termination of Employee's employment with Company for Due Cause or Employee's voluntary termination of his employment, the greater of the one-year period beginning on the date of termination or the period beginning on the date of termination and expiring on the date the Employment Term was to expire under this Agreement, and, (ii) with respect to the termination of Employee's employment with Company without cause, the period over which Employee is receiving compensation from Company pursuant to Section 5(e).

            (c) Applicable Geographic Area. For purposes of this Section 7, the term "Applicable Geographic Area" means the United States.

            (d) Reformation. If any covenant in this Section 7 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against Employee.

            (e) Future Employment.  Employee will, while the covenant under this
Section 7 is in effect, give notice to Company, within ten days after accepting any other employment, of the identity of Employee's employer. Company may notify such employer that Employee is bound by this Agreement and, at Company's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

      8. Property Rights. Employee agrees promptly to disclose to Company any and all ideas, concepts, discoveries, inventions, developments, original works of authorship, software programs, software and systems documentation, trade secrets, technical data, and know-how that are conceived, devised, invented, developed, or reduced to practice or tangible medium by Employee, under Employee's direction, or jointly with others during any period that Employee is employed or engaged by Company, whether or not during normal working hours or on the premises of Company, which relate, directly or indirectly, to the business of Company and arise out of Employee's employment with Company (hereinafter "Property and Rights"). Employee hereby assigns (and agrees to assign in the future) to Company all of his right, title and interest to the Property and Rights and any and all related patent rights, copyrights, and applications and registrations therefore. During and after his employment, Employee shall cooperate with Company, at Company's expense, in obtaining proprietary protection for the Property and Rights and Employee shall execute all documents which Company shall reasonably request in order to perfect Company's rights in the Property and Rights. Employee hereby appoints Company his attorney to execute and deliver any such documents on his behalf in the event Employee should fail or refuse to do so within a reasonable period following Company's request. Property and Rights which are subject to copyright registration shall be "works made for hire" and shall be the property of Company. Employee understands that, to the extent this Agreement shall be construed in accordance with the laws of any state which limits the assignability to Company of certain employee inventions, this Agreement shall be interpreted not to apply to any such invention which a court rules or Company agrees is subject to such state limitation.

      9. Confidentiality. Employee understands that Company continually obtains and develops valuable proprietary and confidential information concerning its business, business relationships, and financial affairs (the "Confidential Information") which may become known to Employee in connection with his employment. Employee acknowledges that all Confidential Information, whether or not in writing and whether or not labeled or identified as confidential or proprietary, is and shall remain the exclusive property of Company or the third party providing such information to Company. By way of illustration, but not limitation, Confidential Information may include Property and Rights, trade secrets, technical information, know-how, research and development activities of Company, product and marketing plans, customer and supplier information, and information disclosed to Company or Employee by third parties of a proprietary or confidential nature or under an obligation of confidence. Confidential Information is contained in various media, including without limitation, patent applications, documentation, manuals, plans, drawings, designs, technical specifications, laboratory notebooks, supplier and customer lists, internal financial data and other documents and records of Company. Employee agrees that Employee shall not, during the Employment Term and thereafter, publish, disclose, or otherwise make available to any third party, other than employees of Company, any Confidential Information except as expressly authorized in writing by Company. Employee agrees that Employee shall use such Confidential Information only in the performance of his duties for Company and in accordance with any Company policies with respect to the protection of Confidential Information. Employee agrees not to use such Confidential Information for his own benefit or for the benefit of any other person or business entity. Employee agrees to exercise all reasonable precautions to protect the integrity and confidentiality of Confidential Information in his possession and not to remove any materials containing Confidential Information from Company's premises except to the extent necessary to his employment. Upon the termination of his employment, or at any time upon Company's request, Employee shall return immediately to Company any and all materials containing any Confidential Information then in his possession or under his control. Confidential Information shall not include information which (a) is or becomes generally known within Company's industry through no fault of Employee; (b) is lawfully and in good faith made available to Employee by a third party who did not derive it from Company and who imposes no obligation of confidence on Employee; or (c) is required to be disclosed by a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and reasonable advance notice is given to Company.

      10. Injunctive Relief and Additional Remedy. Employee acknowledges that the injury that would be suffered by Company as a result of a breach of the provisions of this Agreement (including any provisions of Section 7) would be irreparable and that an award of monetary damages to Company for such a breach would be an inadequate remedy. Consequently, Company will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement. and Company will not be obligated to post bond or other security in seeking such relief. Without limiting Company's rights under this Section 10 or any other remedies of Company and notwithstanding any other provisions of this Agreement, if Employee breaches any of the provisions of Section 7, Company will have the right to cease making any payments otherwise due to Employee under this Agreement.

      11. Preservation of Business and Fiduciary Responsibility. Employee shall use his best efforts to preserve the business and organization of Company, to keep available to Company the services of present employees, and to preserve the business relations of Company with suppliers, distributors, customers, and others. Employee shall not commit any act, or in any way assist others to commit any act, that would injure Company or its Affiliates. So long as Employee is employed by Company, Employee shall observe and fulfill proper standards of fiduciary responsibility attendant upon his service and office.

      12. Third Party Trade Secrets. Employee shall disclose to Company any obligations that Employee owes to any third party regarding trade secrets, know-how or intellectual property whether written, verbal or implied. Employee shall maintain these obligations and not disclose to Company or any of Company's employees any information which might violate these obligations.

      13. Visa. If the Employee is not a US citizen, Employee shall be responsible for obtaining and maintaining the proper US visa and other governmental permits to allow Employee to work in the United States. Employee shall provide Company with proof of such visas and/or other permits.

      14. Stock Transfer Conditions. Employee represents that the Shares will be acquired solely for the account of the Employee for investment purposes only and not with a view to or for distribution, assignment, or resale. Employee understands that the Shares will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and that Company will not be obligated to register the Shares on the Employee's behalf or to assist the Employee in complying with any exemption from registration. Employee further understands that the certificates representing the Shares will bear a restrictive legend stating that the Shares may not be transferred in the absence of an effective registration statement with respect to such Shares, or an opinion of Employee's counsel, satisfactory to Company, that registration is not required pursuant to a valid exemption therefrom.

      15. Miscellaneous.

            (a) Notices. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows:

To Company:                                            To Employee:
Techsphere Systems International, Inc.                 Edward W. Pickett
10901 Roosevelt Blvd., Ste. 100D                       4309 N. Heron Drive
St. Petersburg, FL 33716                               Seabrook, TX 77586

            (b) Governing Law. The execution, validity, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

            (c) Headings. The headings of this Agreement are not part of the provisions hereof and shall have no force or effect.

            (d) Entire Agreement and Amendments. This Agreement contains the entire agreement of Employee and Company relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between Employee and Company with respect to the subject matter hereof. This Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

            (e) Severability. If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by any court of competent jurisdiction, Employee and Company shall either meet and negotiate substitute provisions or promptly request the court to substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

            (f) Effect and Assignment of Agreement. This Agreement shall be binding upon Employee and his heirs, executors, administrators, legal representatives and assigns and upon Company and its respective successors and assigns. No assignment of this Agreement or of any of the rights or obligations hereunder by any party hereto shall be valid without the written consent of the other party.

      IN WITNESS WHEREOF, Employee and Company have executed this Agreement on the date first above written.

"Company"                                              "Employee"
Techsphere Systems International, Inc.


By:
   -------------------------                           -------------------------
Title:                                                 Edward W. Pickett
      ----------------------

299827.1